Dreyfus

Intermediate

Term Income Fund

SEMIANNUAL REPORT January 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Intermediate Term Income Fund, covering the six-month period from August 1, 2000 through January 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Recent events in the U.S. economy and financial markets suggest that the investment environment may be changing. For example, 2000 was a year of rising interest rates. The Federal Reserve Board increased short-term interest rates by one percentage point in the first half of the year, then held interest rates steady thereafter. In contrast, 2001 began with the Federal Reserve Board reducing interest rates by a total of one percentage point in two moves during January.

Times of economic and market change are often good times to review your investment strategies. You may wish to consider rebalancing your portfolio to help maintain the allocations required to achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank    you    for    your    confidence    and    support.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

February 15, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform relative to its benchmark?

For the six-month period ended January 31, 2001, the fund achieved a total return of 8.74% .(1) The fund also provided income dividends of approximately $0.4296 per share, and as of January 31, 2001, the fund's 30-day SEC yield was 6.48% . In comparison, the fund' s benchmark, the Merrill Lynch U.S. Domestic Master Index, achieved a total return of 8.05% for the same period.(2) In addition, the average fund in the Lipper Intermediate Investment Grade Funds Category, in which the fund is reported, achieved an average total return of 7.40%.(3)

We attribute the fund' s strong outperformance to our sector allocation and credit quality strategies, which enabled us to capture the benefits of falling interest rates while avoiding the potential effects of deteriorating credit quality as the economy slowed.

What is the fund's investment approach?

The fund' s objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. Government, agency, corporate and mortgage-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

*The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

*The mix of security types within the fund, including relative exposure to government securities, corporate securities and high-yield bonds.

*Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

At the start of the reporting period, evidence had emerged that the Federal Reserve Board's (the "Fed") previous interest-rate hikes were beginning to have the desired effect of slowing the economy and forestalling potential inflationary pressures. As a result, bond yields began to drift lower and the Fed left interest rates unchanged at subsequent meetings. Later in the year, the economic slowdown became more pronounced, with annualized growth between October and December slowing to approximately 1.4%, the lowest in more than five years.

Accordingly, in early January 2001, the Fed moved aggressively to stimulate economic growth by cutting interest rates by half a percentage point. This move was unusual in that it occurred between regularly scheduled meetings of the Fed' s Federal Open Market Committee. As further evidence of their resolve to prevent a recession, the Fed cut interest rates by another one-half percentage
point    at    their    scheduled    meeting    at   the   end   of   January.

In this environment, we focused on high quality securities that we believed would be less likely to experience price declines as credit concerns mounted in a slowing economy. This strategy proved beneficial as the prices of lower rated bonds deteriorated, especially during the second half of the period. However, even our relatively light exposure to high yield bonds held back the fund's performance.

We   received  better  results  from  investment-grade  corporate  bonds,  which comprised  about  30%  of  the  portfolio  as of January 31, 2001. The fund also
benefited    from    its    holdings    of    inflation-indexed    U.S.

Treasury bonds, which rallied from depressed levels despite the absence of inflationary pressures. Finally, mortgage-backed securities provided attractive returns for most of the reporting period as fewer homeowners refinanced their mortgages.

What is the fund's current strategy?

We have recently been rebalancing the fund in anticipation of changes in economic and market conditions. For example, we recently began to increase our holdings of investment-grade corporate bonds and high yield corporate bonds, including issues that we believe may have been oversold. We have focused primarily on financial companies that we believe are in strong fiscal condition. We have also increased our exposure to inflation-indexed U.S. Treasury securities in anticipation of potential inflationary pressures that may result from lower interest rates and possible federal income tax cuts. On the other hand, we have reduced our holdings of mortgage-backed securities because of the likelihood that a greater number of homeowners may refinance their mortgages as rates decline.

Accordingly, as of January 31, 2001, the fund was composed of 24% U.S. Treasury securities, 44% corporate bonds and notes, 24% mortgage-backed securities and 8% asset-backed securities. In comparison, the fund' s benchmark was allocated 21.09% to corporate bonds, 13.92% to U.S. Government agency securities, 32.93% to mortgage-backed and asset-backed securities, and 32.06% to U.S. Treasury securities.(4)

February 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

(3)   SOURCE: LIPPER INC.

(4)   SOURCE: BLOOMBERG, L.P.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--101.7%                                                                       Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & AVIATION--1.6%

Litton Industries,

   Deb., 6.75%, 2018                                                                            930,000                  835,791

Northrop-Grumman,

   Deb., 7.875%, 2026                                                                         1,278,000                1,362,949

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 6.34%, 2015                                                             237,829  (b,c)           237,681

                                                                                                                       2,436,421

ASSET-BACKED CTFS.--4.9%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              500,000                  514,267

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                           2,000,000                2,014,342

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             500,000                  520,846

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                             900,000  (b)             919,125

Inner Harbor CBO,

   Ser. 1999-1, Cl. B2, 13.667%, 2012                                                           290,000  (b)             287,825

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A5, 7.13%, 2003                                                         1,000,000  (b,c)           979,063

   Ser. 1998-ST1, Cl. B2, 10.13%, 2003                                                          750,000  (b,c)           701,719

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            400,000                  401,176

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           1,000,000                1,034,688

                                                                                                                       7,373,051

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--1.0%

Flagship Auto Receivables Owner Trust,

   Ser. 1999-2, Cl. A3, 6.835%, 2004                                                          1,000,000                1,029,995

WFS Financial Owner Trust,

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                             500,000                  525,333

                                                                                                                       1,555,328

ASSET-BACKED CTFS./HOME EQUITY LOANS--1.2%

Advanta Mortgage Loan Trust,

   Ser. 2000-2, Cl. A6, 7.72%, 2015                                                             950,000                  985,625

Countrywide,

   Ser. 2000-4, Cl. AF6, 7.41%, 2031                                                            791,000                  817,696

                                                                                                                       1,803,321

AUTOMOTIVE--1.4%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                  332,000                  292,160


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

Federal-Mogul,

   Notes, 7.875%, 2010                                                                          871,000                  222,105

Ford Motor,

   Deb., 7.75%, 2043                                                                          1,586,000                1,564,989

                                                                                                                       2,079,254

BANKING--3.7%

Bank of America,

   Sub. Notes, 7.4%, 2011                                                                     2,647,000                2,765,122

Capital One Bank,

   Sr. Notes, 8.25%, 2005                                                                       436,000                  455,420

Capital One Financial,

   Sr. Notes, 7.25%, 2006                                                                       860,000                  822,605

Dime Bancorp,

   Sr. Notes, 9%, 2002                                                                        1,387,000                1,424,844

                                                                                                                       5,467,991

CABLE/MEDIA--2.8%

Adelphia Communications, Ser. B,

   Sr. Notes, 8.125%, 2003                                                                    1,097,000                1,064,090

Charter Communications Holdings/Capital:

   Sr. Notes, 10.75%, 2009                                                                      639,000  (b)             675,742

   Sr. Notes, 11.125%, 2011                                                                     342,000  (b)             362,520

Time Warner Telecom,

   Sr. Notes, 10.125%, 2011                                                                     594,000  (b)             610,335

Viacom,

   Gtd. Sr. Notes, 7.7%, 2010                                                                 1,396,000  (b)           1,490,314

                                                                                                                       4,203,001

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.5%

Bank of America Mortgage Securities,

   Ser. 2000-6, Cl. B5, 7.75%, 2030                                                             599,851  (b)             349,131

COMM,

   Ser. 2000-FL2A, Cl. E, 6.87%, 2003                                                         1,100,000  (b,c)         1,099,656

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           2,420,000                2,443,980

First Union National Bank:

   Ser. 2000-C2, Cl. A2, 7.202%, 2010                                                         2,035,000                2,152,648

   Ser. 2000-C2, Cl. G, 8.269%, 2010                                                          1,152,000  (c)           1,183,245

Heller Financial,

   Ser. 2000-PH1, Cl. A2, 7.75%, 2009                                                           966,000                1,046,546

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.96%, 2008                                                          2,030,180                2,106,656

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000  (b)             805,380

                                                                                                                      11,187,242

COMPUTERS--.5%

Hewlett-Packard,

   Conv. Liquid Yield Option Notes, 0%, 2017                                                  1,130,000                  669,525

CONSUMER DURABLES--.7%

Sleepmaster,

   Sr. Notes, Ser. B, 11%, 2009                                                               1,248,000                1,054,560

ELECTRIC POWER--4.8%

AES,

   Sr. Notes, 8.75%, 2002                                                                     1,387,000                1,432,077

Calpine,

   Sr. Notes, 8.625%, 2010                                                                      822,000                  848,038

Dominion Resources Capital Trust III,

   Notes, 8.4%, 2031                                                                          2,168,000                2,194,536

NRG Energy,

   Sr. Notes, 8.25%, 2010                                                                     1,168,000                1,212,927

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                      1,463,000  (b)           1,456,174

                                                                                                                       7,143,752

ENERGY--.8%

R & B Falcon,

   Sr. Notes, Ser. B, 6.95%, 2008                                                             1,292,000                1,266,160

FINANCE--5.6%

Bear Stearns,

   Notes, 7.625%, 2009                                                                          270,000                  282,357

Conseco Financial,

   Sr. Sub. Notes, 10.25%, 2002                                                               1,041,000                  952,515

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        2,553,000  (b)           2,427,574

Household Financial,

   Notes, 6.5%, 2006                                                                          1,728,000                1,738,323

Meridian Funding,

   Notes, Ser. 2000-E, 6.2%, 2005
   (Insured by MBIA)                                                                          1,150,000  (b,c)         1,150,864

Salomon Smith Barney Holdings,

   Notes, 6.5%, 2008                                                                          1,843,000                1,848,345

                                                                                                                       8,399,978



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--.7%

Republic of Argentina:

   Deb., 11.25%, 2004                                                                            33,100                   33,199

   Notes, Ser. B, 0%, 2001                                                                    1,000,000                  975,000

                                                                                                                       1,008,199

INDUSTRIAL--1.2%

Corning,

   Notes, 6.25%, 2010                                                      EUR                  860,000  (b)             782,322

Neenah:

   Sr. Notes, Ser. B, 11.125%, 2007                                                             216,000                  135,000

   Sr. Notes, Ser. F, 11.125%, 2007                                                             423,000                  264,375

Tyco,

   Conv. Liquid Yield Option Notes, 0%, 2020                                                    744,000  (d)             611,010

                                                                                                                       1,792,707

INSURANCE--2.8%

AXA,

   Sub. Notes, 8.6%, 2030                                                                     1,557,000                1,698,639

Conseco,

   Notes, 6.8%, 2005                                                                          2,212,000                1,780,660

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                       695,000                  728,486

                                                                                                                       4,207,785

MEDIA/ENTERTAINMENT--.6%

Clear Channel Communications,

   Conv. Sub. Deb., 2.625%, 2003                                                                741,000                  855,855

OIL AND GAS--1.1%

Ocean Energy, Ser. B,

   Sr. Sub. Notes, 8.875%, 2007                                                                 400,000                  423,000

PEMEX Project Funding Master Trust,

   Medium-Term Notes, 9.125%, 2010                                                              577,000  (b)             581,328

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                            600,000  (b)             627,649

                                                                                                                       1,631,977

REAL ESTATE--1.6%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            1,900,000                1,849,954

Tanger Properties,

   Gtd. Notes, 8.75%, 2001                                                                      500,000                  500,526

                                                                                                                       2,350,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--5.3%

Chase Mortgage Finance, REMIC,

   Ser. 1999-S13, Cl. B3, 6.5%, 2014                                                            496,222  (b)             437,635

Countrywide Funding:

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                589,356  (b)             535,088

   Ser. 2000-5, Cl. B4, 7.75%, 2030                                                           2,243,641  (b)           1,317,601

   Ser. 2000-8, Cl. B4, 7.5%, 2031                                                            1,649,413  (b)             949,945

Norwest Asset Securities, REMIC:

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            728,196                  692,510

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             376,085  (b)             325,373

   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            286,706  (b)             249,332

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               573,185  (b)             549,632

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              260,832  (b)             220,962

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           659,610                  654,368

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             489,994                  480,780

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             448,374  (b)             399,175

   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            274,419  (b)             242,140

   Ser. 2000-S7, Cl. B2, 8%, 2030                                                               416,151  (b)             251,962

Structured Asset Securities,

  REMIC, Ser. Greenpoint 1996-A,

   Cl. B3, 8.342%, 2027                                                                         671,717  (c)             685,152

                                                                                                                       7,991,655

TELECOMMUNICATION--8.9%

AT&T,

   Notes, 6.5%, 2029                                                                          2,632,000                2,316,960

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                       1,250,000  (b)           1,395,111

Marconi,

   Bonds, 8.375%, 2030                                                                          882,000                  879,727

Sprint Capital,

   Notes, 7.625%, 2011                                                                        2,000,000                2,021,174

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                                456,000                  482,220

Telefonos de Mexico,

   Sr. Notes, 8.25%, 2006                                                                     1,500,000  (b)           1,503,750

Tritel PCS,

   Sr. Sub. Notes, 10.375%, 2011                                                              2,184,000  (b)           2,222,220

Winstar Communications,

   Sr. Notes, 12.75%, 2010                                                                      907,000                  721,065



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

WorldCom,

   Notes, 7.375%, 2006                                                                        1,727,000  (b)           1,775,178

                                                                                                                      13,317,405

TRANSPORTATION--.2%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     345,000                  266,659

U.S. GOVERNMENT--24.8%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                             355,000                  337,740

   6.125%, 8/15/2029                                                                            500,000                  539,686

   8.125%, 8/15/2021                                                                          1,045,000                1,359,430

U.S. Treasury Inflation Protection Securities:

   3.5%, 1/15/2011                                                                            9,539,000  (e)           9,545,034

   3.625%, 7/15/2002                                                                             89,000  (e)              97,732

U.S. Treasury Notes:

   5.75%, 8/15/2010                                                                           6,097,000                6,371,731

   5.75%, 11/15/2005                                                                          3,213,000                3,341,520

   6.25%, 7/31/2002                                                                              90,000                   92,004

   6.75%, 5/15/2005                                                                          14,007,000               15,005,559

   7%, 7/15/2006                                                                                280,000                  306,547

                                                                                                                      36,996,983

U.S. GOVERNMENT AGENCIES--1.8%

Federal National Mortgage Association,

   Medium-Term Notes, 6.5%, 2002                                                AUD           3,500,000                1,953,274

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            693,000  (e)             739,028

                                                                                                                       2,692,302

U.S. GOVERNMENT AGENCIES/ MORTGAGE-BACKED--14.1%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC

  (Interest Only Obligation):

      Ser. 1499, Cl. E, 7%, 4/15/2023                                                         1,714,285  (f)             748,628

    Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                        1,867,492  (f)             397,794

      Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                      2,492,807  (f)             645,100

Federal National Mortgage Association:

   6.2%, 1/1/2011                                                                             2,390,000                2,405,311

   6.25%, 2/1/2011                                                                              770,000                  791,845

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,

  Project Loans,

   6.5%, 9/15/2033                                                                            2,948,618               2,942,369

Government National Mortgage Association II:

   6%, 7/20/2030                                                                                987,951  (g)           1,004,006

   7%                                                                                         7,728,000  (h)           7,814,940

   7.5%                                                                                       4,288,000  (h)           4,383,108

                                                                                                                      21,133,101

YANKEE--2.1%

Global Crossing,

   Notes, 9.5%, 2009                                                                          1,212,000               1,239,270

Gulf Canada Resources,

   Notes, 7.125%, 2011                                                                        1,497,000               1,511,222

Pemex Finance,

   Notes, Ser. 2000-1, Cl. A2, 7.8%, 2013                                                       350,000                  374,463

                                                                                                                       3,124,955

TOTAL BONDS AND NOTES

   (cost $148,799,026)                                                                                               152,009,647
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--3.2%
--------------------------------------------------------------------------------

BANKING--2.2%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                          1,944,000  (i,j)         2,197,233

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares, Ser. 3,

   7.816%, 12/31/2005                                                                           996,000  (j)           1,037,933

                                                                                                                       3,235,166

FINANCE--1.0%

ING Capital Funding Trust III,

  Non-Cumulative Gtd. Trust Preferred Securities,

   8.439%, 12/31/2010                                                                         1,474,000  (i,j)         1,569,355

TOTAL OTHER SECURITIES

   (cost $4,404,518)                                                                                                   4,804,521
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.1%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING;

Spanish Broadcasting System, Cl. A

   (cost $75,000)                                                                                16,050  (b,k)            88,275


PREFERRED STOCKS--.8%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION:

Global Crossing,

   Cum. Conv., $17.50                                                                             1,856                  295,568

Mediaone Group,

   Cum. Conv., $3.633                                                                            12,307                  983,022

TOTAL PREFERRED STOCKS

   (cost $1,343,462)                                                                                                   1,278,590
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.7%                                                                  Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--5.4%

Dow Chemical,

   5.75%, 2/1/2001                                                                            3,375,000                3,375,000

Equilon Enterprises,

   5.77%, 2/1/2001                                                                            4,630,000                4,630,000

                                                                                                                       8,005,000

U.S. TREASURY BILLS--.3%

   5.77%, 2/22/2001                                                                             450,000  l               448,776

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,453,485)                                                                                                   8,453,776
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $163,075,491)                                                                           111.5%              166,634,809

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (11.5%)             (17,154,207)

NET ASSETS                                                                                       100.0%              149,480,602

(A)   PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

      AUD--AUSTRALIAN DOLLARS

      EUR--EUROS

(B)   SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31,
      2001, THESE SECURITIES AMOUNTED TO $28,692,933 OR 19.2% OF NET ASSETS.

(C)   VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)   DATE SHOWN IS FINAL MATURITY; SECURITY IS PUTABLE BY THE FUND ON VARIOUS
      DATES PRIOR TO MATURITY.

(E)   PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
      CHANGES TO THE CONSUMER PRICE INDEX.

(F)   NOTIONAL FACE AMOUNT SHOWN.

(G)   ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(H)   PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)   THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
      THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(J)   DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(K)   NON-INCOME PRODUCING SECURITY.

(L)   HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
      FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

January 31, 2001 (Unaudited)

                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                    (Depreciation)
                                               Contracts          Contracts ($)              Expiration          at 1/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 Year Notes                           20               2,081,875             March 2001                    20,687

U.S. Treasury 30 Year Bonds                          31               3,225,938             March 2001                    35,219

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                         225              23,674,219             March 2001                   (51,703)

                                                                                                                           4,203

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

January 31, 2001 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           163,075,491   166,634,809

Receivable for investment securities sold                             9,419,402

Interest receivable                                                   1,727,745

Receivable for shares of Common Stock subscribed                        541,460

Paydowns receivable                                                      21,348

Prepaid expenses                                                         21,822

                                                                    178,366,586
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            79,407

Cash overdraft due to Custodian                                       1,715,476

Payable for investment securities purchased                          26,899,167

Payable for futures variation margin--Note 4(a)                          73,193

Payable for shares of Common Stock redeemed                              71,151

Accrued expenses                                                         47,590

                                                                     28,885,984
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,480,602
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     143,856,499

Accumulated undistributed investment income--net                         16,982

Accumulated net realized gain (loss)
   on investments and financial futures                               2,042,539

Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $4,203 net unrealized

   appreciation on financial futures)--Note 4(b)                      3,564,582
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,480,602
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      11,402,587

NET ASSET VALUE, offering and redemption price per share ($)              13.11

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund


STATEMENT OF OPERATIONS

Six Months Ended January 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             3,552,248

Cash dividends                                                          27,418

TOTAL INCOME                                                         3,579,666

EXPENSES:

Management fee--Note 3(a)                                              266,982

Shareholder servicing costs--Note 3(b)                                 151,699

Registration fees                                                       30,738

Custodian fees--Note 3(b)                                               15,373

Professional fees                                                       10,091

Directors' fees and expenses--Note 3(c)                                  1,980

Interest expense--Note 2                                                   365

Miscellaneous                                                            5,783

TOTAL EXPENSES                                                         483,011

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (167,119)

NET EXPENSES                                                           315,892

INVESTMENT INCOME--NET                                               3,263,774
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     2,337,705

Net realized gain (loss) on financial futures                           60,649

NET REALIZED GAIN (LOSS)                                             2,398,354

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions [including ($12,305) net

   unrealized (depreciation) on financial futures]                   3,430,215

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,828,569

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,092,343

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2001          Year Ended
                                              (Unaudited)       July 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,263,774           3,257,739

Net realized gain (loss) on investments         2,398,354             130,161

Net unrealized appreciation (depreciation)
   on investments                               3,430,215             786,451

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,092,343           4,174,351
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (3,246,792)         (3,278,038)

Net realized gain on investments                 (259,942)           (479,969)

TOTAL DIVIDENDS                                (3,506,734)         (3,758,007)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  96,011,638          39,777,466

Dividends reinvested                            2,689,877           2,420,396

Cost of shares redeemed                       (15,347,422)        (19,904,612)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  83,354,093          22,293,250

TOTAL INCREASE (DECREASE) IN NET ASSETS        88,939,702          22,709,594
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            60,540,900          37,831,306

END OF PERIOD                                 149,480,602          60,540,900

Undistributed investment income--net               16,982                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,556,174           3,220,637

Shares issued for dividends reinvested            210,748             196,432

Shares redeemed                                (1,208,826)         (1,615,504)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,558,096           1,801,565

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                          January 31, 2001                           Year Ended July 31,
                                                            ------------------------------------------------------------------------

                                               (Unaudited)        2000          1999          1998           1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.50       12.43         13.38         13.23          12.22         12.50

Investment Operations:

Investment income--net                                 .43         .86           .87           .91            .95           .46

Net realized and unrealized

   gain (loss) on investments                          .64         .22          (.36)          .47           1.01          (.28)

Total from Investment Operations                      1.07        1.08           .51          1.38           1.96           .18

Dividends from investment
   income--net                                        (.43)       (.87)         (.88)         (.89)          (.95)         (.46)

Dividends from net realized
   gain on investments                                (.03)       (.14)         (.58)         (.34)            --            --

Total Distributions                                   (.46)      (1.01)        (1.46)        (1.23)          (.95)         (.46)

Net asset value, end of period                       13.11       12.50         12.43         13.38          13.23         12.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     17.34(b)     9.05          4.18         10.93          16.70          3.05(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .65(b)      .65           .65           .80            .52            --

Ratio of interest expense
   to average net assets                               .00(b,c)    .00(c)        .08           .34            .06            --

Ratio of net investment income
   to average net assets                              6.72(b)     6.95          6.79          6.81           7.45          7.70(b)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .34(b)      .48           .51           .49            .98          2.50(b)

Portfolio Turnover Rate                             298.53(d)   566.57        166.80        170.52         321.59        139.38(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     149,481      60,541        37,831         22,977        21,944         9,756

(A) FROM FEBRUARY 2, 1996 (COMMENCEMENT OF OPERATION) TO JULY 31, 1996.

(B) ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained
by    the    Service    from     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended January 31, 2001 was approximately $10,900, with a related weighted average annualized interest rate of 6.65%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through January 31, 2001, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded .65 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $167,119 during the period ended January 31, 2001.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2001, the fund was charged $121,356 pursuant to the Shareholder Services Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities    to    perform    transfer    agency    services    for    the

fund. During the period ended January 31, 2001, the fund was charged $20,892 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2001, the fund was charged $15,373 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 2001, amounted to $380,017,855 and $299,256,478, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily
basis,    which    reflects    the    change    in     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2001 are set forth in the Statement of Financial Futures.

(b) At January 31, 2001, accumulated net unrealized appreciation on investments and financial futures was $3,563,521, consisting of $4,425,734 gross unrealized appreciation and $862,213 gross unrealized depreciation.

At January 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                           For More Information

                        Dreyfus Intermediate Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  082SA0101